Exhibit 10.2
ROBINHOOD MARKETS, INC.
2020 EQUITY INCENTIVE PLAN
As Adopted on April 3, 2020
As Amended on June 18, 2020
1.PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries by offering eligible persons an opportunity to participate in the Company’s future performance through the grant of Awards covering Shares. Capitalized terms not defined in the text are defined in Section 14 hereof. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan that is required in law only because of Section 25102(o) need not apply if the Committee so provides.
2.SHARES SUBJECT TO THE PLAN.
2.1Number of Shares Available. Subject to Sections 2.2 and 11 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 24,020,008 shares, plus the sum of (a) any authorized shares not issued or subject to outstanding grants under the Company’s Amended and Restated 2013 Stock Plan (the “Prior Plan”) on the Effective Date (as defined in Section 13.1 hereof); (b) shares that are subject to issuance under the Prior Plan but cease to be subject to an award for any reason other than exercise of an option after the Effective Date; and (c) shares that were issued under the Prior Plan which are repurchased by the Company or which are forfeited or used to pay withholding obligations or pay the exercise price of an Option. Subject to Sections 2.2 and 11 hereof, (A) in the event that Shares previously issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, right of first refusal, or repurchase by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan; (B) in the event that Shares that otherwise would have been issuable under the Plan are withheld by the Company in payment of the Purchase Price, Exercise Price or withholding obligations, such Shares shall remain available for issuance under the Plan; and (C) in the event that an outstanding Option, Restricted Stock Unit or SAR for any reason expires or is cancelled, forfeited or terminated, the Shares allocable to the unexercised or unsettled portion of such Option, Restricted Stock Unit or SAR, as applicable, shall remain available for issuance under the Plan. To the extent an Award is settled in cash, the cash settlement shall not reduce the number of Shares remaining available for issuance under the Plan. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then reacquired by the Company pursuant to a forfeiture provision, right of first refusal, or repurchase by the Company as a separate issuance) under the Plan upon exercise of ISOs (as defined in Section 4 hereof) exceed 308,578,328 Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan.

2.2Adjustment of Shares. In the event that the Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or other change in the capital structure of the Company affecting Shares without consideration, then in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan (a) the number and class of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, and (c) the Purchase Prices of and/or number and class of Shares subject to other outstanding Awards will (to the extent appropriate) be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities or other laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee.
3.PLAN FOR BENEFIT OF SERVICE PROVIDERS.
3.1Eligibility. The Committee will have the authority to select persons to receive Awards. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 4 hereof) and all other types of Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction when Rule 701 is to apply to the Award granted in connection with such services. A person may be granted more than one Award under this Plan.
3.2No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary or Parent of the Company or limit in any way the right of the Company or any Subsidiary or Parent of the Company to terminate Participant’s employment or other relationship at any time, with or without Cause.
4.OPTIONS. The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following.
4.1Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.
4.2Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
4.3Exercise Period. Options may be exercisable within the time or upon the events determined by the Committee in the Award Agreement and may be awarded as immediately exercisable but subject to repurchase pursuant to Section 10 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that (a) no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and (b) no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary or Parent of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted; but in no event shall an Option granted to an employee who is a non-exempt employee for purposes of overtime pay under the U.S. Fair Labor Standards Act of 1938 be exercisable earlier than six (6) months after its date of grant. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. In addition, if an Option is determined to otherwise be subject to Section 409A of the Code, the Option shall be exercisable for the Shares subject to the Option no later than the end of the applicable short-term deferral period determined under Section 409A of the Code by the Committee, except as otherwise determined by the Committee.
4.4Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and shall not be less than the Fair Market Value per Share on the date of grant unless expressly determined in writing by the Committee; provided that the Exercise Price of an ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 8 hereof.
4.5Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (accepted via written, electronic or other means) (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (a) the number of Shares being purchased, (b) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (c) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities or other laws. Each Participant’s Exercise Agreement may be modified by (i) agreement of Participant and the Company or (ii) substitution by the Company, upon becoming a public company, in order to add the payment terms set forth in Section 8.1 that apply to a public company and such other terms as shall be necessary or advisable in order to exercise a public company option. Upon exercise of an Option, Participant shall execute and deliver to the Company the Exercise Agreement then in effect, together with payment in full of the Exercise Price for the number of Shares being purchased and satisfaction of any applicable Tax-Related Obligations (as defined in Section 8.2 hereof). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.2 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
4.6Termination. Subject to earlier termination pursuant to Sections 11 and 13 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following terms and conditions.
4.6.1Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date, except as otherwise determined by the Committee or required by applicable law. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period after the Termination Date as may be determined by the Committee or required by applicable law, with any exercise beyond three (3) months after the date Participant ceases to be an employee deemed to be an NQSO) but, in any event, no later than the expiration date of the Options.
4.6.2Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares on the Termination Date, except as otherwise determined by the Committee or required by applicable law. Such Options must be exercised by Participant (or Participant’s legal representative or authorized assignee or designated beneficiary), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, after the Termination Date as may be determined by the Committee or required by applicable law, with any exercise beyond (a) three (3) months after the date Participant ceases to be an employee when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the date Participant ceases to be an employee when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.
4.6.3For Cause. If the Participant is Terminated for Cause, the Participant may exercise such Participant’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.
4.7Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

4.8Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
4.9Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted, unless for the purpose of complying with applicable laws and regulations. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 4.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 4.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price.
4.10No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the written consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code.
5.RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following terms and conditions.
5.1Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement (accepted via written, electronic or other means) and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.
5.2Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 8 hereof.
5.3Dividends and Other Distributions. Participants holding Restricted Stock Awards will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Committee provides otherwise at the time the Award is granted. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock Awards with respect to which they were paid.
5.4Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Sections 9 and 10 hereof or, with respect to a Restricted Stock Award to which Section 25102(o) is to apply, such other restrictions not inconsistent with Section 25102(o).
6.RESTRICTED STOCK UNITS.
6.1Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an Award covering a number of Shares that may be settled in cash, by issuance of those Shares at a date in the future, or by a combination of cash and Shares. No Purchase Price shall apply to an RSU settled in Shares. All grants of RSUs will be evidenced by an Award Agreement (the “RSU Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. No RSU will have a term longer than ten (10) years from the date the RSU is granted.
6.2Form and Timing of Settlement. To the extent permissible under applicable law, the Committee may permit a Participant to defer payment (including settlement) under an RSU to a date or dates after the RSU has vested, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code and any regulations or rulings promulgated thereunder, to the extent the Participant is subject to Section 409A of the Code. Payment may be made in the form of cash or whole Shares or a combination thereof, all as the Committee determines.
6.3Dividend Equivalent Payments. The Board may permit Participants holding RSUs to receive dividend equivalent payments on outstanding RSUs if and when dividends are paid to stockholders on Shares. In the discretion of the Board, such dividend equivalent payments may be paid in cash or Shares and they may either be paid at the same time as dividend payments are made to stockholders or delayed until Shares are issued pursuant to the RSU grants and may be subject to the same vesting or performance requirements as the RSUs. If the Board permits dividend equivalent payments to be made on RSUs, the terms and conditions for such dividend equivalent payments will be set forth in the RSU Agreement.
7.STOCK APPRECIATION RIGHTS.
7.1Awards of SARs. Stock Appreciation Rights (“SARs”) may be settled in cash or Shares (which may consist of Restricted Stock or RSUs) or a combination thereof, having a value equal to the value determined by multiplying the difference between the Fair Market Value on the date of exercise over the Exercise Price and the number of Shares with respect to which the SAR is being exercised. All grants of SARs made pursuant to this Plan will be evidenced by an Award Agreement (the “SAR Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.
7.2Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the SAR Agreement. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted.
7.3Exercise Price. The Committee will determine the Exercise Price of the SAR when the SAR is granted, which may not be less than the Fair Market Value on the date of grant.
7.4Termination. Subject to earlier termination pursuant to Sections 11 and 13 hereof and notwithstanding the exercise periods set forth in the SAR Agreement, exercise of SARs will always be subject to the following terms and conditions.
7.4.1Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s SARs only to the extent that such SARs are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee or as required by applicable law. SARs must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period after the Termination Date as may be determined by the Committee or as required by applicable law), but in any event no later than the expiration date of the SARs.
7.4.2Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s SARs may be exercised only to the extent that such SARs are exercisable as to Vested Shares on the Termination Date or as otherwise determined by the Committee or as required by applicable law. Such SARs must be exercised by Participant (or Participant’s legal representative or authorized assignee or designated beneficiary), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period after the Termination Date as may be determined by the Committee or as required by applicable law), but in any event no later than the expiration date of the SARs.
7.4.3For Cause. If the Participant is Terminated for Cause, the Participant may exercise such Participant’s SARs, but not to an extent greater than such SARs are exercisable as to Vested Shares upon the Termination Date and Participant’s SARs shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.
8.PAYMENT FOR PURCHASES AND EXERCISES.
8.1Payment in General. Payment for Shares acquired pursuant to this Plan may be made in cash equivalents (including by check or Automated Clearing House (“ACH”) transfer) or, where expressly approved for the Participant by the Committee and subject to compliance with applicable law:
(a)by cancellation of indebtedness of the Company owed to the Participant;
(b)by surrender of shares of the Company that are clear of all liens, claims, encumbrances or security interests and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Participant in the public market;
(c)by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid (i) imputation of income under Sections 483 and 1274 of the Code and (ii) unfavorable accounting treatment as determined by the Committee; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value (if any) of the Shares must be paid in cash or other legal consideration permitted by the laws under which the Company is then incorporated or organized;
(d)by waiver of compensation due or accrued to the Participant from the Company for services rendered;
(e)by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;
(f)provided that a public market for the Common Stock exists, by exercising through a “same day sale” commitment from the Participant and a broker-dealer whereby the Participant irrevocably elects to exercise the Award and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price or Purchase Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price or Purchase Price directly to the Company; or

(g)by any combination of the foregoing or any other method of payment approved by the Committee.
For avoidance of uncertainty: ACH transfers that have been received by the Company into its bank account designated for receipt of such transfers under this Section 8.1 shall be deemed to have been received for all purposes under this Plan as of the date on which such transfers were initiated from the transferor’s account and made irrevocable by the transferor.
8.2Withholding Taxes. Prior to any relevant taxable or tax withholding events in connection with an Award under this Plan, the Company may require the Participant to pay or make adequate arrangements satisfactory to the Company with respect to any or all foreign, federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account and other tax-related items related to the Participant’s participation in this Plan and legally applicable to the Participant (collectively, “Tax-Related Obligations”). The Committee may, in its sole discretion and pursuant to such procedures as it may specify from time to time, require or permit a Participant to satisfy withholding obligations for such Tax-Related Obligations, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a value equal to the Tax-Related Obligations to be withheld, (c) delivering to the Company already-owned Shares having a value equal to the Tax-Related Obligations to be withheld, or (d) withholding from proceeds of the sale of Shares issued pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company, provided that, in all instances, the satisfaction of the Tax-Related Obligations will not result in any adverse accounting consequence to the Company, as the Committee may determine in its sole discretion. The Company may withhold or account for these Tax-Related Obligations by considering applicable statutory withholding rates or other applicable withholding rates, including maximum rates for the applicable tax jurisdiction to the extent consistent with applicable laws. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy applicable tax withholding requirements.
8.3Elections Under Section 83(i) of the Code. A Participant will not make an election under Section 83(i) of the Code if the Company determines that the Participant is then ineligible to make such an election under applicable law or without the Company’s prior written consent (which will not be unreasonably withheld or delayed, but may be conditioned upon the Participant’s entry into additional commitments as determined by the Company).
9.RESTRICTIONS ON AWARDS.
9.1Transferability. Except as permitted by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution or by beneficiary designation (made or changed by filing the prescribed form with the Company at any time before the Participant’s death) and, with respect to NQSOs for Participants in the U.S., by instrument to an inter vivos or testamentary trust in which the NQSOs are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “family member” as that term is defined in Rule 701, and may not be made subject to execution, attachment or similar process. For the avoidance of doubt, the prohibition against assignment and transfer applies to Awards and any Shares underlying the

Awards prior to the issuance of the Shares, and pursuant to the foregoing sentence shall be understood to include, without limitation, a prohibition against any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” or any “call equivalent position” (in each case, as defined in Rule 16a-1 promulgated under the Exchange Act). Unless an Award is transferred pursuant to the terms of this Section, during the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative. The terms of an Award shall be binding upon the executor, administrator, successors and assigns of the Participant who is a party thereto.
9.2Securities Law and Other Regulatory Compliance. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, Awards may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply with respect to a particular Award to which Section 25102(o) will not apply. An Award will not be effective unless such Award is in compliance with all applicable U.S. and non-U.S. federal, state and local securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Company’s equity securities may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise, settlement or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue Shares or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any U.S. and non-U.S. federal, state or local law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
9.3Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. Without prior stockholder approval the Committee may reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them). The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.
10.RESTRICTIONS ON SHARES.
10.1Privileges of Stock Ownership. No Participant will have any of the rights of a stockholder with respect to any Shares until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased as described in this Section 10.
10.2Rights of First Refusal and Repurchase. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, provided that such right of first refusal terminates upon (i) subject to any applicable market standoff restrictions, the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan); (ii) any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect Parent thereof is registered under the Exchange Act; or (iii) any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act; and (b) a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant’s Termination at any time.
10.3Agreement to Vote Shares. At the discretion of the Committee, the Company may require that, as a condition to the receipt of the Shares upon issuance of an Award, exercise of an Option or SAR or settlement of an RSU, the Participant and any transferee of the Shares agree to vote such Shares pursuant to the terms of a Voting Agreement by and between the Company and certain of its stockholders.
10.4Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all written or electronic certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the written or electronic certificate. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s

Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
10.5Securities Law Restrictions. All written or electronic certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. and non-U.S. federal, state or local securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Company’s equity securities may be listed or quoted.
10.6Transfer Restrictions. All Shares or other securities delivered under this Plan will be subject to any restrictions on transfers of securities as set forth in the Company’s Bylaws, including Article 11, as may be amended from time to time.
11.CORPORATE TRANSACTIONS.
11.1Acquisitions or Other Combinations. In the event that the Company is subject to an Acquisition or Other Combination, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Acquisition or Other Combination, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Acquisition or Other Combination:
(a)The continuation of such outstanding Awards by the Company (if the Company is the successor entity).
(b)The assumption of outstanding Awards by the successor or acquiring entity (if any) in such Acquisition or Other Combination (or by any of its Parents, if any), which assumption, will be binding on all Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or upon the settlement of any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) and Section 409A of the Code. For the purposes of this Section 11, an Award will be considered assumed if, following the Acquisition or Other Combination, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Acquisition or Other Combination, the consideration (whether stock, cash, or other securities or property) received in the Acquisition or Other Combination by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Acquisition or Other Combination is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the settlement of an RSU, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Acquisition or Other Combination.
(c)The substitution by the successor or acquiring entity in such Acquisition or Other Combination (or by any of its Parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) and Section 409A of the Code).
(d)The full or partial exercisability or vesting and accelerated expiration of outstanding Awards.
(e)The settlement of the Fair Market Value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its Parent, if any), followed by the cancellation of such Awards; provided however, that such Award may be cancelled without consideration if such Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates when the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued Service, provided that without the Participant’s consent, the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 11.1(e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
(f)The termination in its entirety of any outstanding Award, without payment of any consideration, that is not exercised in accordance with its terms upon or prior to consummation of the transactions contemplated by the Acquisition or Other Combination within a time specified by the Committee, in its discretion, for such exercise, whether or not such Award is then fully exercisable.
Immediately following an Acquisition or Other Combination, outstanding Awards shall terminate and cease to be outstanding, except to the extent such Awards, have been continued, assumed or substituted, as described in Sections 11.1(a), (b) and/or (c).
11.2Substitution or Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (a) granting an Award under this Plan in substitution of such other entity’s award or (b) assuming and/or converting such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other entity had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another entity, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) or Section 409A of the Code). In the event the Company elects to grant a new Option or SAR in substitution for and rather than assuming an existing option or stock appreciation right, such new Option or SAR may be granted with a similarly adjusted Exercise Price and number of underlying Shares and such other changes approved by the Committee, subject to the consent of the Participant.
12.ADMINISTRATION.
12.1Committee Authority. This Plan will be administered by the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:
(a)construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b)prescribe, amend, expand, modify and rescind or terminate rules and regulations relating to this Plan;
(c)approve persons to receive Awards;
(d)determine the form and terms of Awards;
(e)determine the number of Shares or other consideration subject to Awards granted under this Plan;
(f)determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(g)determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
(h)grant waivers of any conditions of this Plan or any Award;
(i)determine the terms of vesting, exercisability, settlement and payment of Awards to be granted pursuant to this Plan;
(j)correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement or any Exercise Agreement;
(k)determine whether an Award has vested or become exercisable;
(l)extend the vesting period beyond a Participant’s Termination Date;

(m)adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate or facilitate requirements of local law and procedures outside of the United States;
(n)delegate any of the foregoing to a subcommittee consisting of one or more directors or executive officers pursuant to a specific delegation as may otherwise be permitted by applicable law;
(o)change the vesting schedule of Awards under the Plan prospectively in the event that the Participant’s Service status changes between full and part time status in accordance with Company policies relating to work schedules and vesting of Awards; and
(p)make all other determinations necessary or advisable in connection with the administration of this Plan.
12.2Standalone, Tandem and Substitute Awards. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
12.3Committee Composition and Discretion. The Board may delegate full administrative authority over the Plan and Awards to a Committee consisting of at least one member of the Board (or such greater number as may then be required by applicable law). Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (a) at the time of grant of the Award, or (b) subject to Section 4.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. To the extent permitted by applicable law, the Committee may delegate to one or more directors or officers of the Company the authority to grant an Award under this Plan.
12.4Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
12.5Governing Law. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.
13.EFFECTIVENESS, AMENDMENT AND TERMINATION OF THE PLAN.
13.1Adoption and Stockholder Approval. This Plan will become effective on the date that it has been adopted by both the Board and approved by the stockholder of the

Company, including the holders of a majority of the then-outstanding shares of the Company’s Voting Preferred Stock as required by the Company’s Amended and Restated Certificate of Incorporation (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date of the Board’s adoption of this Plan. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option or SAR may be exercised prior to initial stockholder approval of this Plan; (b) no Option or SAR granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards for which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply shall be canceled, any Shares issued pursuant to any such Award shall be canceled and any purchase of such Shares issued hereunder shall be rescinded; and (d) Awards (to which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply) granted pursuant to an increase in the number of Shares approved by the Board which increase is not approved by stockholders within the time then required under Section 25102(o) shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.
13.2Term of Plan. Unless earlier terminated as provided herein, this Plan will automatically terminate ten (10) years after the Effective Date.
13.3Amendment or Termination of Plan. Subject to Section 4.9 hereof, the Board may at any time (a) terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan and (b) terminate any and all outstanding Options, SARs or RSUs upon a dissolution or liquidation of the Company, followed by the payment of creditors and the distribution of any remaining funds to the Company’s stockholders; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) or pursuant to the Code or the regulations promulgated under the Code as such provisions apply to ISO plans. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Award previously granted under the Plan.
14.DEFINITIONS. For all purposes of this Plan, the following terms will have the following meanings.
“Acquisition,” for purposes of Section 11, means:
(a)any consolidation or merger in which the Company is a constituent entity or is a party in which the voting stock and other voting securities of the Company that are outstanding immediately prior to the consummation of such consolidation or merger represent, or are converted into, securities of the surviving entity of such consolidation or merger (or of any Parent of such surviving entity) that, immediately after the consummation of such consolidation or merger, together possess less than fifty percent (50%) of the total voting power of all voting securities of such surviving entity (or of any of its Parents, if any) that are outstanding immediately after the consummation of such consolidation or merger;
(b)a sale or other transfer by the holders thereof of outstanding voting stock and/or other voting securities of the Company possessing more than fifty percent (50%) of the total voting power of all outstanding voting securities of the Company, whether in one transaction or in a series of related transactions, pursuant to an agreement or agreements to which the Company is a party and that has been approved by the Board, and pursuant to which such outstanding voting securities are sold or transferred to a single person or entity, to one or more persons or entities who are Affiliates of each other, or to one or more persons or entities acting in concert; or
(c)the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Company and/or any Subsidiary or Subsidiaries of the Company, of all or substantially all the assets of the Company and its Subsidiaries taken as a whole (or, if substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by one or more Subsidiaries, the sale or disposition (whether by consolidation, merger, conversion or otherwise) of such Subsidiaries of the Company), except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company.
Notwithstanding the foregoing, the following transactions shall not constitute an “Acquisition”: (1) the closing of the Company’s first public offering pursuant to an effective registration statement filed under the Securities Act or (2) any transaction the sole purpose of which is to change the state of incorporation of the Company or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
“Affiliate” of a specified person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified (where, for purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.
“Award” means any award pursuant to the terms and conditions of this Plan, including any Option, Restricted Stock Unit, Stock Appreciation Right or Restricted Stock Award.
“Award Agreement” means, with respect to each Award, the executed written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award as approved by the Committee. For purposes of the Plan, the Award Agreement may be accepted by a Participant via written, electronic or other means, subject to requirements under applicable law.
“Board” means the Board of Directors of the Company.

“Cause” means Termination because of (a) Participant’s unauthorized misuse of the Company or a Parent or Subsidiary of the Company’s trade secrets or proprietary information, (b) Participant’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude, (c) Participant’s committing an act of fraud against the Company or a Parent or Subsidiary of the Company or (d) Participant’s gross negligence or willful misconduct in the performance of his or her duties that has had or will have a material adverse effect on the Company or Parent or Subsidiary of the Company’ reputation or business.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Committee” means the committee appointed by the Board to administer this Plan, or if no committee is appointed, the Board.
“Common Stock” means the Company’s Voting Common Stock, $0.0001 par value per share.
“Company” means Robinhood Markets, Inc., a Delaware corporation, or any successor corporation.
“Disability” means a Participant is unable to perform the duties of his or her customary position of employment by reason of any medically determinable physical or mental impairment that can be expected to result in death or that can be expected to last for a continuous period of not less than twelve (12) months. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.
“Effective Date” means the date of adoption as set forth in Section 13.1 hereof.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Exercise Price” means the price per Share at which a holder of an Option or a SAR may purchase Shares issuable upon exercise of the Option or the SAR.
“Fair Market Value” means, as of any date, the value of a Share determined as follows:
(a)if such Share is then publicly traded on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Share is listed or admitted to trading as reported in The Wall Street Journal;
(b)if such Share is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and ask prices on the date of determination as reported by The Wall Street Journal (or as otherwise reported by any newspaper or other source as the Committee may determine); or
(c)if none of the foregoing is applicable to the valuation in question, by the Committee in good faith.

“Option” means an award of an option to purchase Shares pursuant to Section 4 of this Plan.
“Other Combination” for purposes of Section 11 means any (a) consolidation or merger in which the Company is a constituent entity and is not the surviving entity of such consolidation or merger or (b) any conversion of the Company into another form of entity; provided that such consolidation, merger or conversion does not constitute an Acquisition.
“Parent” of a specified entity means, any entity that, either directly or indirectly, owns or controls such specified entity, where for this purpose, “control” means the ownership of stock, securities or other interests that possess at least a majority of the voting power of such specified entity (including indirect ownership or control of such stock, securities or other interests).
“Participant” means a person who receives an Award under this Plan.
“Plan” means this 2020 Equity Incentive Plan, as amended from time to time.
“Purchase Price” means the price at which a Participant may purchase Restricted Stock pursuant to this Plan.
“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award under this Plan.
“Restricted Stock Award” means an award of Shares pursuant to Section 5 hereof.
“Restricted Stock Unit” or “RSU” means an award made pursuant to Section 6 hereof.
“Rule 701” means Rule 701 et seq. promulgated by the SEC under the Securities Act.
“SEC” means the U.S. Securities and Exchange Commission.
“Section 25102(o)” means Section 25102(o) of the California Corporations Code.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Service” means service as an employee, outside director or consultant to the Company or a Parent or Subsidiary.
“Shares” means shares of the Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2.2 and 11 hereof, and any successor security.
“Stock Appreciation Right” or “SAR” means an award granted pursuant to Section 7 hereof.
“Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns stock or other equity securities representing fifty percent (50%) or more of the total combined voting power of all classes of stock or other equity securities in one of the other entities in such chain.
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide Service. A Participant will not be deemed to have ceased to provide Service while the Participant is on a bona fide leave of absence, if such leave was approved by the Company in writing. In the case of an approved leave of absence, the Committee may make such provisions respecting crediting of Service, including suspension of vesting of the Award (including pursuant to a formal policy adopted from time to time by the Company) it may deem appropriate. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service (the “Termination Date”).
“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement for an Award.
“Vested Shares” means “Vested Shares” as defined in the Award Agreement for an Award.
* * * * * * * * * * *

Time-Based RSU Award Agreement for D. Gallagher

NOTICE OF RESTRICTED STOCK UNIT AWARD
ROBINHOOD MARKETS, INC.
2020 EQUITY INCENTIVE PLAN
Terms defined in the Company’s 2020 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (“Notice of Grant”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.
All references to the “Platform” in this Notice of Grant or in the RSU Agreement (as defined below) shall be interpreted as the equity management software currently in use by the Company.
The Participant named below has been granted an award of restricted stock units (“RSUs”), subject to the terms and conditions of the Plan and the Restricted Stock Unit Agreement, attached as Annex A (the “RSU Agreement”) under the Plan, as follows:

Participant Name:	Daniel Gallagher
Total Number of RSUs:	[●]
RSU Grant Date:	[●]
Vesting Commencement Date:	[●]
Expiration Date: The earlier to occur of: (a) the date on which settlement of all vested RSUs granted hereunder occurs and (b) the seventh (7th) anniversary of the Grant Date.
Vesting:
(a)    Two-Tiered Vesting. The vesting of the RSUs is conditioned on satisfaction of two vesting requirements before the Expiration Date or earlier termination of the RSUs pursuant to the Plan or the RSU Agreement: a time- and service-based requirement (the “Time and Service Requirement”) and a liquidity-event requirement (the “Liquidity Event Requirement”), each as described below.
(i)    Time and Service Requirement. The Time and Service Requirement will be satisfied in installments as follows: (A) the requirement will be satisfied as to [●] of the Total Number of RSUs (as set forth above) [when Participant completes [●] of continuous Service beginning with] [on] the Vesting Commencement Date; and (B) the requirement will be satisfied as to an additional [●]% of the Total Number of RSUs when Participant completes each successive [●] period of continuous Service thereafter.
(ii)    Liquidity Event Requirement. The Liquidity Event Requirement will be satisfied on the earliest to occur of: (A) the date that is the earlier of (1) six (6) months after the effective date of the initial public offering of the Company’s securities (the “IPO”) (provided that the IPO occurs by the seventh year anniversary of the RSU Grant Date) and (2) March 15 of the calendar year following the year in which the IPO was declared effective (provided that such date occurs by the seventh year anniversary of the grant date); and (B) the date of an Acquisition, but only if constituting a permissible payment event as a change in ownership, effective control, or sale of substantially all of the assets, as provided under Section 409A (provided that such date occurs by the seventh year anniversary of the RSU Grant Date) (the earliest of the prong (A) or (B) to occur, the “Initial Vesting Event”).
(b)    RSUs Vested at Initial Vesting Event. If at the time of the Initial Vesting Event Participant is not in Continuous Service Status and did not meet the Time and Service Requirement with respect to any portion of the RSUs, then no portion of the RSUs shall vest. If at the time of the Initial Vesting Event, Participant is in Continuous Service Status or has ceased to be in Continuous Service Status but did meet the Time and Service Requirement with respect to any portion of the RSUs, then the RSUs shall vest as to the number of RSUs, if any, that have satisfied the Time and Service Requirement as of the Initial Vesting Event in accordance with clause (a)(i) above. “Continuous Service Status” means Participant continues to provide services as an employee, officer, director or consultant to the Company or a Subsidiary, Parent or Affiliate of the Company.
(c)    RSUs Vested after Initial Vesting Event. If Participant is in Continuous Service Status at the time of the Initial Vesting Event, then with respect to RSUs that have not vested as of such Initial Vesting Event under the preceding clause (b) above, vesting shall continue after the Initial Vesting Event in accordance with the Time and Service Requirement set forth in clause (a)(i) above (each subsequent vesting date, a “Subsequent Vesting Event”).
Acceleration: In addition, (1) if the Participant is subject to an Involuntary Termination (as defined below) within 12 months of the Participant’s first day of employment with the Company, then the Service-Based Requirement will be deemed satisfied as to 25% of the Total Number of RSUs as if the Participant completed one year of continuous Service, and (2) if the Participant is subject to an Involuntary Termination during the period beginning three months prior to or within 18 months after a Change in Control (as defined below), then the Service-Based Requirement will be deemed satisfied as to 100% of the Total Number of RSUs, subject in each case to the Participant executing a general release of all claims that the Participant may have against the Company or entities or persons affiliated with the Company, in the form prescribed and to be provided to the Participant by the Company, and such release becoming effective, on or before the 60th day following the date of the Involuntary Termination and, to the extent not settled in connection with the Change in Control, the RSUs shall not expire until the expiration of the RSUs. As used herein:
1.    “Cause” shall mean (i) an unauthorized use or disclosure by the Participant of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company; (ii) a breach by the Participant of any agreement between the Participant and the Company, which breach causes material harm to the Company; (iii) failure by the Participant to comply with the Company’s written policies or rules, which failure causes material harm to the Company; (iv) the Participant’s conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof; (v) the Participant’s gross negligence or willful misconduct; (vi) a willful continuing failure by the Participant to perform assigned duties after having received written notification of such failure from the Chief Executive Officer and failing to have reasonably cured such failure within 30 days of that notice; or (vii) a failure by the Participant to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested the Participant’s cooperation, provided that, as to prongs (ii) and (iii), an event will only constitute Cause after the Participant has been given written notice of the breach or non-compliance from the Chief Executive Officer and the Participant has failed to reasonably cure those conditions, including any material harm resulting to the Company from such breach or non-compliance, within 30 days of such notice.

(d)    “Change in Control” shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity, (ii) a sale of all or substantially all of the assets of the Company, or (iii) the dissolution, liquidation or winding up of the Company. The foregoing notwithstanding, neither (A) a merger or consolidation of the Company, nor (B) any rollup, consolidation or similar corporate transformation of any subsidiary or affiliate of the Company that may be the Participant’s employer, will constitute a “Change in Control” if immediately after such merger or consolidation a majority of the voting power of the capital stock of the continuing or surviving entity, or any direct or indirect parent corporation of such continuing or surviving entity, will be owned by the persons who were the Company’s stockholders immediately prior to such merger or consolidation in substantially the same proportions as their ownership of the voting power of the Company’s capital stock immediately prior to such merger or consolidation.
(e)    “Chief Executive Officer” shall mean the individual serving in the role of Chief Executive Officer (or, if applicable, either of the individuals serving as co-Chief Executive Officer) of the Company or, if no one is serving in the role of Chief Executive Officer or co-Chief Executive Officer, the individual serving in the role of President (or, if applicable, either of the individuals serving as co-President) of the Company.
(f)    “Good Reason” shall mean the Participant’s resignation following the occurrence of one or more of the following, without the Participant’s express written consent: (i) a material reduction of the Participant’s duties, authority or responsibilities; (ii) a material reduction in the Participant’s base salary (for illustrative purposes, a reduction of less than 10% of the Participant’s base salary in any one year will not alone constitute Good Reason); (iii) a material change in the geographic location of the Participant’s primary work facility or location provided, that a relocation of less than 30 miles from its then present location will not be considered a material change in geographic location; or (iv) the Company’s material breach of any obligations under any written agreement or covenant with the Participant. Notwithstanding the foregoing, the Participant will be not entitled to resign for Good Reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within 90 days of the initial existence of the grounds for “Good Reason” and the Company’s failure to reasonably cure such grounds within a reasonable cure period of not less than 30 days following the date of such notice. In addition, the Participant’s resignation will not qualify as a resignation for “Good Reason” unless: (A) the grounds for “Good Reason” are not reasonably cured within the cure period specified in the preceding sentence; and (B) the Participant resigns within 30 days following the end of such cure period.
(g)    “Involuntary Termination” means the Participant’s termination by the Company, other than for Cause, or the Participant’s resignation for Good Reason. An Involuntary Termination will not include a termination of the Participant’s employment by reason of the Participant’s death or disability, termination of the Participant’s employment for Cause or the Participant’s resignation from employment without Good Reason.
Settlement: RSUs that vest as of the Initial Vesting Event shall be settled immediately. Settlement means the delivery of the Shares vested under an RSU. Settlement of RSUs on the Initial Vesting Event or any Subsequent Vesting Event shall be in Shares. Settlement of vested RSUs shall occur whether or not Participant is in Continuous Service Status at the time of settlement. No fractional RSUs or rights for fractional Shares shall be created pursuant to this Notice of Grant. Notwithstanding the foregoing, any RSUs that vest upon a Subsequent Vesting Event that falls within the restricted period set forth in Section 15 of the RSU Agreement shall be settled within 30 days following the expiration of such restricted period, and in all cases all RSUs shall be settled no later than the calendar year in which such Subsequent Vesting Event occurs.
Participant understands that Participant’s employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time (i.e. is “at-will”) and that nothing in this Notice of Grant, the RSU Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice of Grant is conditioned on the occurrence of an Initial Vesting Event or a Subsequent Vesting Event. Participant also understands that this Notice of Grant is subject to the terms and conditions of both the RSU Agreement and the Plan, each of which are incorporated herein by reference. Participant has read both the RSU Agreement and the Plan.
By Participant’s acceptance hereof (whether written, electronic or otherwise), Participant agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Participant accepts the electronic delivery of any documents the Company, or any third party involved in administering the Plan which the Company may designate, may deliver in connection with this grant (including the Plan, the Notice of Grant, this Agreement, any disclosures provided pursuant to Rule 701, account statements or other communications or information) whether via the Company’s intranet or the internet site of another such third party or via email, or such other means of electronic delivery specified by the Company.
By Participant’s and the Company’s acceptance hereof (in each case, whether written, electronic or otherwise), Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and the RSU Agreement.

ANNEX A
RESTRICTED STOCK UNIT AGREEMENT
ROBINHOOD MARKETS, INC.
2020 EQUITY INCENTIVE PLAN
Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Company’s 2020 Equity Incentive Plan, as amended (the “Plan”), the Notice of Restricted Stock Unit Award (“Notice of Grant”) and this Restricted Stock Unit Agreement (this “Agreement”). Unless otherwise defined herein or in the Notice of Grant, the terms defined in the Plan shall have the same defined meanings in this Agreement.
1.    No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares. As a condition to the issuance of any Shares in settlement of vested RSUs, Participant agrees to enter into a joinder to be bound by any stockholders’ agreement by and between the Company and its stockholders in force from time to time.
2.    Dividend Equivalents. Dividend equivalents, if any, shall not be credited to Participant in respect of Participant’s RSUs, except as otherwise permitted by the Committee.
3.    No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of Participant and receive any property distributable with respect to the RSUs upon the death of Participant. Any transferee who receives an interest in the RSU or the underlying Shares upon the death of Participant shall acknowledge in writing that the RSU shall continue to be subject to the restrictions set forth in this Section 3.
4.    Termination. The RSUs shall terminate on the Expiration Date or earlier as provided in this Section 4. If Participant’s service with the Company terminates for any reason, all RSUs for which vesting is no longer possible under the terms of the Notice of Grant and this Agreement shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether such termination has occurred, the Committee shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.
5.    Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice of Grant, this Agreement, and the provisions of the Plan (incorporated herein by reference). Participant (i) acknowledges receipt of a copy of each of the foregoing documents via the Platform, (ii) represents that Participant has carefully read and is familiar with their provisions and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
6.    Limitations on Transfer of Stock. In addition to any other limitation on transfer created by applicable securities laws, Participant shall not assign, encumber or dispose of any interest in the Shares issued pursuant to this Agreement except with the Company’s prior written consent and in compliance with the provisions of Sections 9 and 10 of the Plan, the Company’s then-current insider trading policy and applicable securities laws. The restrictions on transfer also include a prohibition on any short position, any “put equivalent position” or any “call equivalent position” by the RSU holder with respect to the RSU itself as well as any shares issuable upon settlement of the RSU prior to the settlement thereof until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”).
7.    Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such shares or interest subject to the provisions of this Agreement, including the transfer restrictions of Sections 3 and 6, and the transferee shall acknowledge such restrictions in writing. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
8.    Withholding of Tax. When the RSUs are vested and/or settled, the fair market value of the Shares shall be treated as income subject to withholding by the Company for income and employment taxes if Participant is or was an employee of the Company. Prior to any relevant taxable or tax withholding event, as applicable, Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account and other tax-related items related to the Participant’s participation in this Plan and legally applicable to the Participant (collectively, “Tax-Related Obligations”). In this regard, Participant authorizes the Company to withhold all applicable Tax-Related Obligations legally payable by Participant from Participant’s wages or other cash compensation paid to Participant by the Company and/or a Parent or Subsidiary of the Company. With the Company’s consent, these arrangements may also include, if permissible under local law, (i) withholding Shares that otherwise would be issued to Participant when Participant’s RSUs are settled; (ii) having the Company withhold taxes from the proceeds of the sale of the Shares, through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf and Participant hereby authorizes such sales by this authorization); (iii) Participant’s payment of a cash amount; or (iv) any other arrangement approved by the Company; all under such rules as may be established by the Committee and in compliance with the Company’s insider trading policy and 10b5-1 trading plan policy, if applicable; provided, however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be through a mandatory sale under (ii) above. Depending on the withholding method, the Company and/or a Parent or Subsidiary of the Company may withhold or account for Tax-Related Obligations by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares. In the case of withholding in Shares, the Company shall issue the net number of Shares to Participant by deducting the Shares retained for Tax-Related Obligations from the Shares issuable upon vesting. For tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Obligations.
9.    Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. The first payment thereof will include a catch-up payment covering the amount that would have otherwise been paid during the period between Participant’s termination of employment and the first payment date but for the application of this provision, and the balance of the installments (if any) will be payable in accordance with their original schedule. The occurrence of the Initial Vesting Event prior to the Expiration Date is intended to be a “substantial risk of forfeiture,” within the meaning of Section 409A, and the settlements related to the Initial Vesting Date and any Subsequent Vesting Date are each intended to be an exempt “short-term deferral,” within the meaning of Section 409A and the Company intends that its initial tax position on its tax return will be consistent with this intent absent a change in legal guidance or other circumstance. To the extent that any provision of this Agreement is ambiguous as to its compliance with Section 409A, the provision will be read in such a manner so that all payments hereunder comply with Section 409A. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
10.    Tax Consequences. Participant acknowledges that there will be tax consequences upon vesting and/or settlement of the RSUs and/or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition.
11.    Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant (including any written representations, warranties and agreements as the Committee may request of Participant for compliance with applicable laws) with all applicable foreign and US state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer. Participant may not be issued any Shares if such issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such shares.
12.    Legend on Certificates. The certificates representing the Shares issued hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, this Agreement or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of the Company’s Common Stock are listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
13.    Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
14.    Entire Agreement; Severability. The Plan and the Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof (including, without limitation, any commitment to make any other form of equity award (such as stock options) that may have been set forth in any employment offer letter or other agreement between the parties). If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
15.    Market Standoff Agreement. Participant agrees in connection with any registration of the Company’s securities under the Securities Act or other public offering that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, Participant will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-stockholders generally. Further, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news, or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, if required by the underwriters or the Company, the restrictions imposed by this Section 15 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. For purposes of this Section 15, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Participant further agrees that the underwriters of any such public offering shall be third party beneficiaries of this Section 15 and agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.
16.    No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s Continuous Service Status, for any reason, with or without cause.
17.    Information to Participants. If the Company is relying on an exemption from registration under Section 12(h)-1 of the Exchange Act and such information is required to be provided by such Section 12(h)-1, the Company shall provide the information described in Rules 701(e)(3), (4) and (5) of the Securities Act by a method allowed under Section 12(h)-1 of the Exchange Act in accordance with Section 12(h)-1 of the Exchange Act, provided, that Participant agrees to keep the information confidential.
18.    Delivery of Documents and Notices. Any document relating to participating in the Plan and/or notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery or deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the e-mail address, if any, provided for Participant by the Company or at such other address as such party may designate in writing from time to time to the other party.
19.    Choice of Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State. For purposes of any action, lawsuit or other proceedings brought to enforce this

Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
20.    Uncertificated Shares. The Participant agrees and acknowledges that to the extent the shares issued upon settlement of the RSUs are uncertificated then all references herein to stock certificates also includes electronic or uncertificated equivalents.
* * * * * * * * * *

Time-Based RSU Award Agreement for C. Smedley
NOTICE OF RESTRICTED STOCK UNIT AWARD
ROBINHOOD MARKETS, INC.
2020 EQUITY INCENTIVE PLAN
Terms defined in the Company’s 2020 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (“Notice of Grant”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.
All references to the “Platform” in this Notice of Grant or in the RSU Agreement (as defined below) shall be interpreted as the equity management software currently in use by the Company.
The Participant named below has been granted an award of restricted stock units (“RSUs”), subject to the terms and conditions of the Plan and the Restricted Stock Unit Agreement, attached as Annex A (the “RSU Agreement”) under the Plan, as follows:

Participant Name:	Christina Smedley
Total Number of RSUs:	[●]
RSU Grant Date:	[●]
Vesting Commencement Date:	[●]
Expiration Date: The earlier to occur of: (a) the date on which settlement of all vested RSUs granted hereunder occurs and (b) the seventh (7th) anniversary of the Grant Date.
Vesting:
(a)    Two-Tiered Vesting. The vesting of the RSUs is conditioned on satisfaction of two vesting requirements before the Expiration Date or earlier termination of the RSUs pursuant to the Plan or the RSU Agreement: a time- and service-based requirement (the “Time and Service Requirement”) and a liquidity-event requirement (the “Liquidity Event Requirement”), each as described below.
(i)    Time and Service Requirement. The Time and Service Requirement will be satisfied in installments as follows: (A) the requirement will be satisfied as to 25% of the Total Number of RSUs (as set forth above) when Participant completes one year of continuous Service beginning with the Vesting Commencement Date; and (B) the requirement will be satisfied as to an additional 6.25% of the Total Number of RSUs when Participant completes each successive three-month period of continuous Service thereafter.
(ii)    Liquidity Event Requirement. The Liquidity Event Requirement will be satisfied on the earliest to occur of: (A) the date that is the earlier of (1) six (6) months after the effective date of the initial public offering of the Company’s securities (the “IPO”) (provided that the IPO occurs by the seventh year anniversary of the RSU Grant Date) and (2) March 15 of the calendar year following the year in which the IPO was declared effective (provided that such date occurs by the seventh year anniversary of the grant date); and (B) the date of an Acquisition, but only if constituting a permissible payment event as a change in ownership, effective control, or sale of substantially all of the assets, as provided under Section 409A (provided that such date occurs by the seventh year anniversary of the RSU Grant Date) (the earliest of the prong (A) or (B) to occur, the “Initial Vesting Event”).
(b)    RSUs Vested at Initial Vesting Event. If at the time of the Initial Vesting Event Participant is not in Continuous Service Status and did not meet the Time and Service Requirement with respect to any portion of the RSUs, then no portion of the RSUs shall vest. If at the time of the Initial Vesting Event, Participant is in Continuous Service Status or has ceased to be in Continuous Service Status but did meet the Time and Service Requirement with respect to any portion of the RSUs, then the RSUs shall vest as to the number of RSUs, if any, that have satisfied the Time and Service Requirement as of the Initial Vesting Event in accordance with clause (a)(i) above. “Continuous Service Status” means Participant continues to provide services as an employee, officer, director or consultant to the Company or a Subsidiary, Parent or Affiliate of the Company.
(c)    RSUs Vested after Initial Vesting Event. If Participant is in Continuous Service Status at the time of the Initial Vesting Event, then with respect to RSUs that have not vested as of such Initial Vesting Event under the preceding clause (b) above, vesting shall continue after the Initial Vesting Event in accordance with the Time and Service Requirement set forth in clause (a)(i) above (each subsequent vesting date, a “Subsequent Vesting Event”).
Settlement: RSUs that vest as of the Initial Vesting Event shall be settled immediately. Settlement means the delivery of the Shares vested under an RSU. Settlement of RSUs on the Initial Vesting Event or any Subsequent Vesting Event shall be in Shares. Settlement of vested RSUs shall occur whether or not Participant is in Continuous Service Status at the time of settlement. No fractional RSUs or rights for fractional Shares shall be created pursuant to this Notice of Grant. Notwithstanding the foregoing, any RSUs that vest upon a Subsequent Vesting Event that falls within the restricted period set forth in Section 15 of the RSU Agreement shall be settled within 30 days following the expiration of such restricted period, and in all cases all RSUs shall be settled no later than the calendar year in which such Subsequent Vesting Event occurs.
Participant understands that Participant’s employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time (i.e. is “at-will”) and that nothing in this Notice of Grant, the RSU Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice of Grant is conditioned on the occurrence of an Initial Vesting Event or a Subsequent Vesting Event. Participant also understands that this Notice of Grant is subject to the terms and conditions of both the RSU Agreement and the Plan, each of which are incorporated herein by reference. Participant has read both the RSU Agreement and the Plan.
By Participant’s acceptance hereof (whether written, electronic or otherwise), Participant agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Participant accepts the electronic delivery of any documents the Company, or any third party involved in administering the Plan which the Company may designate, may deliver in connection with this grant (including the Plan, the Notice of Grant, this Agreement, any disclosures provided pursuant to Rule 701, account statements or other communications or information) whether via the Company’s intranet or the internet site of another such third party or via email, or such other means of electronic delivery specified by the Company.
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By Participant’s and the Company’s acceptance hereof (in each case, whether written, electronic or otherwise), Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and the RSU Agreement.

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ANNEX A
RESTRICTED STOCK UNIT AGREEMENT
ROBINHOOD MARKETS, INC.
2020 EQUITY INCENTIVE PLAN
Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Company’s 2020 Equity Incentive Plan, as amended (the “Plan”), the Notice of Restricted Stock Unit Award (“Notice of Grant”) and this Restricted Stock Unit Agreement (this “Agreement”). Unless otherwise defined herein or in the Notice of Grant, the terms defined in the Plan shall have the same defined meanings in this Agreement.
1.    No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares. As a condition to the issuance of any Shares in settlement of vested RSUs, Participant agrees to enter into a joinder to be bound by any stockholders’ agreement by and between the Company and its stockholders in force from time to time.
2.    Dividend Equivalents. Dividend equivalents, if any, shall not be credited to Participant in respect of Participant’s RSUs, except as otherwise permitted by the Committee.
3.    No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of Participant and receive any property distributable with respect to the RSUs upon the death of Participant. Any transferee who receives an interest in the RSU or the underlying Shares upon the death of Participant shall acknowledge in writing that the RSU shall continue to be subject to the restrictions set forth in this Section 3.
4.    Termination. The RSUs shall terminate on the Expiration Date or earlier as provided in this Section 4. If Participant’s service with the Company terminates for any reason, all RSUs for which vesting is no longer possible under the terms of the Notice of Grant and this Agreement shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether such termination has occurred, the Committee shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.
5.    Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice of Grant, this Agreement, and the provisions of the Plan (incorporated herein by reference). Participant (i) acknowledges receipt of a copy of each of the foregoing documents via the Platform, (ii) represents that Participant has carefully read and is familiar with their provisions and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
6.    Limitations on Transfer of Stock. In addition to any other limitation on transfer created by applicable securities laws, Participant shall not assign, encumber or dispose of any interest in the Shares issued pursuant to this Agreement except with the Company’s prior written consent and in compliance with the provisions of Sections 9 and 10 of the Plan, the Company’s then-current insider trading policy and applicable securities laws. The restrictions on transfer also include a prohibition on
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any short position, any “put equivalent position” or any “call equivalent position” by the RSU holder with respect to the RSU itself as well as any shares issuable upon settlement of the RSU prior to the settlement thereof until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”).
7.    Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such shares or interest subject to the provisions of this Agreement, including the transfer restrictions of Sections 3 and 6, and the transferee shall acknowledge such restrictions in writing. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
8.    Withholding of Tax. When the RSUs are vested and/or settled, the fair market value of the Shares shall be treated as income subject to withholding by the Company for income and employment taxes if Participant is or was an employee of the Company. Prior to any relevant taxable or tax withholding event, as applicable, Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account and other tax-related items related to the Participant’s participation in this Plan and legally applicable to the Participant (collectively, “TaxRelated Obligations”). In this regard, Participant authorizes the Company to withhold all applicable TaxRelated Obligations legally payable by Participant from Participant’s wages or other cash compensation paid to Participant by the Company and/or a Parent or Subsidiary of the Company. With the Company’s consent, these arrangements may also include, if permissible under local law, (i) withholding Shares that otherwise would be issued to Participant when Participant’s RSUs are settled; (ii) having the Company withhold taxes from the proceeds of the sale of the Shares, through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf and Participant hereby authorizes such sales by this authorization); (iii) Participant’s payment of a cash amount; or (iv) any other arrangement approved by the Company; all under such rules as may be established by the Committee and in compliance with the Company’s insider trading policy and 10b5-1 trading plan policy, if applicable; provided, however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be through a mandatory sale under (ii) above. Depending on the withholding method, the Company and/or a Parent or Subsidiary of the Company may withhold or account for Tax-Related Obligations by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares. In the case of withholding in Shares, the Company shall issue the net number of Shares to Participant by deducting the Shares retained for Tax-Related Obligations from the Shares issuable upon vesting. For tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Obligations.
9.    Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without
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limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. The first payment thereof will include a catchup payment covering the amount that would have otherwise been paid during the period between Participant’s termination of employment and the first payment date but for the application of this provision, and the balance of the installments (if any) will be payable in accordance with their original schedule. The occurrence of the Initial Vesting Event prior to the Expiration Date is intended to be a “substantial risk of forfeiture,” within the meaning of Section 409A, and the settlements related to the Initial Vesting Date and any Subsequent Vesting Date are each intended to be an exempt “short-term deferral,” within the meaning of Section 409A and the Company intends that its initial tax position on its tax return will be consistent with this intent absent a change in legal guidance or other circumstance. To the extent that any provision of this Agreement is ambiguous as to its compliance with Section 409A, the provision will be read in such a manner so that all payments hereunder comply with Section 409A. To the extent any payment under this Agreement may be classified as a “shortterm deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
10.    Tax Consequences. Participant acknowledges that there will be tax consequences upon vesting and/or settlement of the RSUs and/or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition.
11.    Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant (including any written representations, warranties and agreements as the Committee may request of Participant for compliance with applicable laws) with all applicable foreign and US state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer. Participant may not be issued any Shares if such issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such shares.
12.    Legend on Certificates. The certificates representing the Shares issued hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, this Agreement or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of the Company’s Common Stock are listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
13.    Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
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14.    Entire Agreement; Severability. The Plan and the Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof (including, without limitation, any commitment to make any other form of equity award (such as stock options) that may have been set forth in any employment offer letter or other agreement between the parties). If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
15.    Market Standoff Agreement. Participant agrees in connection with any registration of the Company’s securities under the Securities Act or other public offering that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, Participant will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-stockholders generally. Further, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news, or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, if required by the underwriters or the Company, the restrictions imposed by this Section 15 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. For purposes of this Section 15, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Participant further agrees that the underwriters of any such public offering shall be third party beneficiaries of this Section 15 and agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.
16.    No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s Continuous Service Status, for any reason, with or without cause.
17.    Information to Participants. If the Company is relying on an exemption from registration under Section 12(h)-1 of the Exchange Act and such information is required to be provided by such Section 12(h)-1, the Company shall provide the information described in Rules 701(e)(3), (4) and (5) of the Securities Act by a method allowed under Section 12(h)-1 of the Exchange Act in accordance with Section 12(h)-1 of the Exchange Act, provided, that Participant agrees to keep the information confidential.
18.    Delivery of Documents and Notices. Any document relating to participating in the Plan and/or notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery or deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the
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e-mail address, if any, provided for Participant by the Company or at such other address as such party may designate in writing from time to time to the other party.
19.    Choice of Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
20.    Uncertificated Shares. The Participant agrees and acknowledges that to the extent the shares issued upon settlement of the RSUs are uncertificated then all references herein to stock certificates also includes electronic or uncertificated equivalents.
* * * * * * * * * *
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Time-Based RSU Award Agreement for G. Howard and J. Warnick
NOTICE OF RESTRICTED STOCK UNIT AWARD
ROBINHOOD MARKETS, INC.
2020 EQUITY INCENTIVE PLAN
Terms defined in the Company’s 2020 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (“Notice of Grant”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.
All references to the “Platform” in this Notice of Grant or in the RSU Agreement (as defined below) shall be interpreted as the equity management software currently in use by the Company.
The Participant named below has been granted an award of restricted stock units (“RSUs”), subject to the terms and conditions of the Plan and the Restricted Stock Unit Agreement, attached as Annex A (the “RSU Agreement”) under the Plan, as follows:

Participant Name:	[Gretchen Howard] [Jason Warnick]
Total Number of RSUs:	[●]
RSU Grant Date:	December 9, 2020
Vesting Commencement Date:	[●]
Expiration Date: The earlier to occur of: (a) the date on which settlement of all vested RSUs granted hereunder occurs and (b) the seventh (7th) anniversary of the Grant Date.
Vesting:
(a)    Two-Tiered Vesting. The vesting of the RSUs is conditioned on satisfaction of two vesting requirements before the Expiration Date or earlier termination of the RSUs pursuant to the Plan or the RSU Agreement: a time- and service-based requirement (the “Time and Service Requirement”) and a liquidity-event requirement (the “Liquidity Event Requirement”), each as described below.
(i)    Time and Service Requirement. The Time and Service Requirement will be satisfied as to [●]% of the Total Number of RSUs (as set forth above) when Participant completes each successive three-month period of continuous Service beginning with the Vesting Commencement Date.
(ii)    Liquidity Event Requirement. The Liquidity Event Requirement will be satisfied on the earliest to occur of: (A) the date that is the earlier of (1) six (6) months after the effective date of the initial public offering of the Company’s securities (the “IPO”) (provided that the IPO occurs by the seventh year anniversary of the RSU Grant Date) and (2) March 15 of the calendar year following the year in which the IPO was declared effective (provided that such date occurs by the seventh year anniversary of the grant date); and (B) the date of an Acquisition, but only if constituting a permissible payment event as a change in ownership, effective control, or sale of substantially all of the assets, as provided under Section 409A (provided that such date occurs by the seventh year anniversary of the RSU Grant Date) (the earliest of the prong (A) or (B) to occur, the “Initial Vesting Event”).
(b)    RSUs Vested at Initial Vesting Event. If at the time of the Initial Vesting Event Participant is not in Continuous Service Status and did not meet the Time and Service Requirement with respect to any portion of the RSUs, then no portion of the RSUs shall vest. If at the time of the Initial Vesting Event, Participant is in Continuous Service Status or has ceased to be in Continuous Service Status but did meet the Time and Service Requirement with respect to any portion of the RSUs, then the RSUs shall vest as to the number of RSUs, if any, that have satisfied the Time and Service Requirement as of the Initial Vesting Event in accordance with clause (a)(i) above. “Continuous Service Status” means Participant continues to provide services as an employee, officer, director or consultant to the Company or a Subsidiary, Parent or Affiliate of the Company.
(c)    RSUs Vested after Initial Vesting Event. If Participant is in Continuous Service Status at the time of the Initial Vesting Event, then with respect to RSUs that have not vested as of such Initial Vesting Event under the preceding clause (b) above, vesting shall continue after the Initial Vesting Event in accordance with the Time and Service Requirement set forth in clause (a)(i) above (each subsequent vesting date, a “Subsequent Vesting Event”).
Acceleration: In addition, (1) if the Company is subject to a Change in Control while Participant remains in continuous Service (or within three (3) months following an Involuntary Termination) and the RSUs are not assumed by the acquirer or its parent, continued by the surviving company, or substituted for an equivalent award or cash payment, then 100% of the service-based requirement will be deemed satisfied effective immediately prior to the closing of the Change in Control and (2) if Participant is subject to an Involuntary Termination during the period beginning three (3) months prior to or within eighteen (18) months after a Change in Control, then, the service-based requirement will be satisfied in full, and, to the extent not settled in connection with the Change in Control, the RSUs shall not expire until the Expiration Date. As used herein:
(a)    “Cause” shall mean (i) an unauthorized use or disclosure by Participant of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company; (ii) a breach by Participant of any agreement between Participant and the Company, which breach causes material harm to the Company; (iii) failure by Participant to comply with the Company’s written policies or rules, which failure causes material harm to the Company; (iv) Participant’s conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof; (v) Participant’s gross negligence or willful misconduct; (vi) a willful continuing failure by Participant to perform assigned duties after having received written notification of such failure from the Board and failing to have reasonably cured such failure within 30 days of that notice; or (vii) a failure by Participant to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested Participant’s cooperation, provided that, as to prongs (ii) and (iii), an event will only constitute Cause after Participant has been given written notice of the breach or non-compliance from the Chief Executive Officer or the Board and Participant has failed to reasonably cure those conditions, including any material harm resulting to the Company from such breach or non-compliance, within 30 days of such notice.

(b)    “Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity, (ii) a sale of all or substantially all of the assets of the Company, or (iii) the dissolution, liquidation or winding up of the Company. The foregoing notwithstanding, neither (A) a merger or consolidation of the Company, nor (B) any rollup, consolidation or similar corporate transformation of any Company subsidiary or affiliate that may be the employer of Participant, shall constitute a “Change in Control” if immediately after such merger or consolidation a majority of the voting power of the capital stock of the continuing or surviving entity, or any direct or indirect parent corporation of such continuing or surviving entity, will be owned by the persons who were the Company’s stockholders immediately prior to such merger or consolidation in substantially the same proportions as their ownership of the voting power of the Company’s capital stock immediately prior to such merger or consolidation.
(c)    “Chief Executive Officer” shall mean the individual serving in the role of Chief Executive Officer (or, if applicable, either of the individuals serving as co-Chief Executive Officer) of the Company or, if no one is serving in the role of Chief Executive Officer or co-Chief Executive Officer, the individual serving in the role of President (or, if applicable, either of the individuals serving as co-President) of the Company.
(d)    “Good Reason” shall mean Participant’s resignation following the occurrence of one or more of the following, without Participant’s express written consent: (i) a material reduction of Participant’s duties, authority or responsibilities, including any circumstance during which Participant no longer reports to the Chief Executive Officer of the Company; (ii) a material reduction in Participant’s base salary (for illustrative purposes, a reduction of less than ten percent (10%) of Participant’s base salary in any one year shall not alone constitute Good Reason); (iii) a material change in the geographic location of Participant’s primary work facility or location provided, that a relocation of less than thirty (30) miles from its then present location will not be considered a material change in geographic location; or (iv) the Company’s breach of any obligations under any written agreement or covenant with Participant. Notwithstanding the foregoing, Participant will not be entitled to resign for Good Reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within ninety (90) days of the initial existence of the grounds for “Good Reason” and the Company fails to reasonably cure such grounds within a reasonable cure period of not less than thirty (30) days following the date of such notice. In addition, Participant’s resignation will not qualify as a resignation for “Good Reason” unless: (A) the grounds for “Good Reason” are not reasonably cured within the cure period specified in the preceding sentence; and (B) Participant resigns within thirty (30) days following the end of such cure period.
(e)    “Involuntary Termination” shall mean Participant’s termination by the Company other than for Cause or Participant’s resignation for Good Reason.
Settlement: RSUs that vest as of the Initial Vesting Event shall be settled immediately. Settlement means the delivery of the Shares vested under an RSU. Settlement of RSUs on the Initial Vesting Event or any Subsequent Vesting Event shall be in Shares. Settlement of vested RSUs shall occur whether or not
Participant is in Continuous Service Status at the time of settlement. No fractional RSUs or rights for fractional Shares shall be created pursuant to this Notice of Grant. Notwithstanding the foregoing, any RSUs that vest upon a Subsequent Vesting Event that falls within the restricted period set forth in Section

15 of the RSU Agreement shall be settled within 30 days following the expiration of such restricted period, and in all cases all RSUs shall be settled no later than the calendar year in which such Subsequent Vesting Event occurs.
Participant understands that Participant’s employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time (i.e. is “at-will”) and that nothing in this Notice of Grant, the RSU Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice of Grant is conditioned on the occurrence of an Initial Vesting Event or a Subsequent Vesting Event. Participant also understands that this Notice of Grant is subject to the terms and conditions of both the RSU Agreement and the Plan, each of which are incorporated herein by reference. Participant has read both the RSU Agreement and the Plan.
By Participant’s acceptance hereof (whether written, electronic or otherwise), Participant agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Participant accepts the electronic delivery of any documents the Company, or any third party involved in administering the Plan which the Company may designate, may deliver in connection with this grant (including the Plan, the Notice of Grant, this Agreement, any disclosures provided pursuant to Rule 701, account statements or other communications or information) whether via the Company’s intranet or the internet site of another such third party or via email, or such other means of electronic delivery specified by the Company.
By Participant’s and the Company’s acceptance hereof (in each case, whether written, electronic or otherwise), Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and the RSU Agreement.

ANNEX A
RESTRICTED STOCK UNIT AGREEMENT
ROBINHOOD MARKETS, INC.
2020 EQUITY INCENTIVE PLAN
Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Company’s 2020 Equity Incentive Plan, as amended (the “Plan”), the Notice of Restricted Stock Unit Award (“Notice of Grant”) and this Restricted Stock Unit Agreement (this “Agreement”). Unless otherwise defined herein or in the Notice of Grant, the terms defined in the Plan shall have the same defined meanings in this Agreement.
1.    No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares. As a condition to the issuance of any Shares in settlement of vested RSUs, Participant agrees to enter into a joinder to be bound by any stockholders’ agreement by and between the Company and its stockholders in force from time to time.
2.    Dividend Equivalents. Dividend equivalents, if any, shall not be credited to Participant in respect of Participant’s RSUs, except as otherwise permitted by the Committee.
3.    No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of Participant and receive any property distributable with respect to the RSUs upon the death of Participant. Any transferee who receives an interest in the RSU or the underlying Shares upon the death of Participant shall acknowledge in writing that the RSU shall continue to be subject to the restrictions set forth in this Section 3.
4.    Termination. The RSUs shall terminate on the Expiration Date or earlier as provided in this Section 4. If Participant’s service with the Company terminates for any reason, all RSUs for which vesting is no longer possible under the terms of the Notice of Grant and this Agreement shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether such termination has occurred, the Committee shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.
5.    Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice of Grant, this Agreement, and the provisions of the Plan (incorporated herein by reference). Participant (i) acknowledges receipt of a copy of each of the foregoing documents via the Platform, (ii) represents that Participant has carefully read and is familiar with their provisions and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
6.    Limitations on Transfer of Stock. In addition to any other limitation on transfer created by applicable securities laws, Participant shall not assign, encumber or dispose of any interest in the Shares issued pursuant to this Agreement except with the Company’s prior written consent and in compliance with the provisions of Sections 9 and 10 of the Plan, the Company’s then-current insider trading policy and applicable securities laws. The restrictions on transfer also include a prohibition on any short position, any “put equivalent position” or any “call equivalent position” by the RSU holder with respect to the RSU itself as well as any shares issuable upon settlement of the RSU prior to the settlement thereof until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”).
7.    Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such shares or interest subject to the provisions of this Agreement, including the transfer restrictions of Sections 3 and 6, and the transferee shall acknowledge such restrictions in writing. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
8.    Withholding of Tax. When the RSUs are vested and/or settled, the fair market value of the Shares shall be treated as income subject to withholding by the Company for income and employment taxes if Participant is or was an employee of the Company. Prior to any relevant taxable or tax withholding event, as applicable, Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account and other tax-related items related to the Participant’s participation in this Plan and legally applicable to the Participant (collectively, “Tax-Related Obligations”). In this regard, Participant authorizes the Company to withhold all applicable Tax-Related Obligations legally payable by Participant from Participant’s wages or other cash compensation paid to Participant by the Company and/or a Parent or Subsidiary of the Company. With the Company’s consent, these arrangements may also include, if permissible under local law, (i) withholding Shares that otherwise would be issued to Participant when Participant’s RSUs are settled; (ii) having the Company withhold taxes from the proceeds of the sale of the Shares, through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf and Participant hereby authorizes such sales by this authorization); (iii) Participant’s payment of a cash amount; or (iv) any other arrangement approved by the Company; all under such rules as may be established by the Committee and in compliance with the Company’s insider trading policy and 10b5-1 trading plan policy, if applicable; provided, however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be through a mandatory sale under (ii) above. Depending on the withholding method, the Company and/or a Parent or Subsidiary of the Company may withhold or account for Tax-Related Obligations by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares. In the case of withholding in Shares, the Company shall issue the net number of Shares to Participant by deducting the Shares retained for Tax-Related Obligations from the Shares issuable upon vesting. For tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Obligations.
9.    Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B)

in the absence of such a deferral. The first payment thereof will include a catch-up payment covering the amount that would have otherwise been paid during the period between Participant’s termination of employment and the first payment date but for the application of this provision, and the balance of the installments (if any) will be payable in accordance with their original schedule. The occurrence of the Initial Vesting Event prior to the Expiration Date is intended to be a “substantial risk of forfeiture,” within the meaning of Section 409A, and the settlements related to the Initial Vesting Date and any Subsequent Vesting Date are each intended to be an exempt “short-term deferral,” within the meaning of Section 409A and the Company intends that its initial tax position on its tax return will be consistent with this intent absent a change in legal guidance or other circumstance. To the extent that any provision of this Agreement is ambiguous as to its compliance with Section 409A, the provision will be read in such a manner so that all payments hereunder comply with Section 409A. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
10.    Tax Consequences. Participant acknowledges that there will be tax consequences upon vesting and/or settlement of the RSUs and/or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition.
11.    Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant (including any written representations, warranties and agreements as the Committee may request of Participant for compliance with applicable laws) with all applicable foreign and US state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer. Participant may not be issued any Shares if such issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such shares.
12.    Legend on Certificates. The certificates representing the Shares issued hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, this Agreement or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of the Company’s Common Stock are listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
13.    Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
14.    Entire Agreement; Severability. The Plan and the Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof (including, without limitation, any commitment to make any other form of equity award (such as stock options) that may have been set forth in any employment offer letter or other agreement between the parties). If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
15.    Market Standoff Agreement. Participant agrees in connection with any registration of the Company’s securities under the Securities Act or other public offering that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, Participant will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-stockholders generally. Further, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news, or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, if required by the underwriters or the Company, the restrictions imposed by this Section 15 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. For purposes of this Section 15, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Participant further agrees that the underwriters of any such public offering shall be third party beneficiaries of this Section 15 and agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.
16.    No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s Continuous Service Status, for any reason, with or without cause.
17.    Information to Participants. If the Company is relying on an exemption from registration under Section 12(h)-1 of the Exchange Act and such information is required to be provided by such Section 12(h)-1, the Company shall provide the information described in Rules 701(e)(3), (4) and (5) of the Securities Act by a method allowed under Section 12(h)-1 of the Exchange Act in accordance with Section 12(h)-1 of the Exchange Act, provided, that Participant agrees to keep the information confidential.
18.    Delivery of Documents and Notices. Any document relating to participating in the Plan and/or notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery or deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the e-mail address, if any, provided for Participant by the Company or at such other address as such party may designate in writing from time to time to the other party.
19.    Choice of Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
20.    Uncertificated Shares. Participant agrees and acknowledges that to the extent the shares issued upon settlement of the RSUs are uncertificated then all references herein to stock certificates also includes electronic or uncertificated equivalents.
* * * * * * * * * *

Time-Based RSU Award Agreement for A. Chennapragada

NOTICE OF RESTRICTED STOCK UNIT AWARD
ROBINHOOD MARKETS, INC.
2020 EQUITY INCENTIVE PLAN
Terms defined in the Company’s 2020 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (“Notice of Grant”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.
All references to the “Platform” in this Notice of Grant or in the RSU Agreement (as defined below) shall be interpreted as the equity management software currently in use by the Company.
The Participant named below has been granted an award of restricted stock units (“RSUs”), subject to the terms and conditions of the Plan and the Restricted Stock Unit Agreement, attached as Annex A (the “RSU Agreement”) under the Plan, as follows:

Participant Name:	Aparna Chennapragada
Total Number of RSUs:	[●]
RSU Grant Date:	May 6, 2021
Vesting Commencement Date:	April 1, 2021
Expiration Date: The earlier to occur of: (a) the date on which settlement of all vested RSUs granted hereunder occurs and (b) the seventh (7th) anniversary of the Grant Date.
Vesting:
(a)    Two-Tiered Vesting. The vesting of the RSUs is conditioned on satisfaction of two vesting requirements before the Expiration Date or earlier termination of the RSUs pursuant to the Plan or the RSU Agreement: a time- and service-based requirement (the “Time and Service Requirement”) and a liquidity-event requirement (the “Liquidity Event Requirement”), each as described below.
(i)    Time and Service Requirement. The Time and Service Requirement will be satisfied as to 6.25% of the Total Number of RSUs (as set forth above) when Participant completes each successive three-month period of continuous Service beginning with the Vesting Commencement Date.
Additional Note: Notwithstanding the foregoing, the RSU Award shall be subject to the effectiveness of the previously executed Action by Written Consent of the Stockholders of the Company approving a share reserve increase to the Plan of 20,000,000 shares (the “Consent Effective Time”) and no shares of Common Stock underlying the RSU Award shall be delivered prior to the Consent Effective Time.
(ii)    Liquidity Event Requirement. The Liquidity Event Requirement will be satisfied on the earliest to occur of: (A) the date that is the earlier of (1) six (6) months after the effective date of the initial public offering of the Company’s securities (the “IPO”) (provided that the IPO occurs by the seventh year anniversary of the RSU Grant Date) and (2) March 15 of the calendar year following the year in which the IPO was declared effective (provided that such date occurs by the seventh year anniversary of the grant date); and (B) the date of an Acquisition, but only if constituting a permissible payment event as a change in ownership, effective control, or sale of substantially all of the assets, as provided under Section 409A (provided that such date occurs by the seventh year anniversary of the RSU Grant Date) (the earliest of the prong (A) or (B) to occur, the “Initial Vesting Event”).
(b)    RSUs Vested at Initial Vesting Event. If at the time of the Initial Vesting Event Participant is not in Continuous Service Status and did not meet the Time and Service Requirement with respect to any portion of the RSUs, then no portion of the RSUs shall vest. If at the time of the Initial Vesting Event, Participant is in Continuous Service Status or has ceased to be in Continuous Service Status but did meet the Time and Service Requirement with respect to any portion of the RSUs, then the RSUs shall vest as to the number of RSUs, if any, that have satisfied the Time and Service Requirement as of the Initial Vesting Event in accordance with clause (a)(i) above. “Continuous Service Status” means Participant continues to provide services as an employee, officer, director or consultant to the Company or a Subsidiary, Parent or Affiliate of the Company.
(c)    RSUs Vested after Initial Vesting Event. If Participant is in Continuous Service Status at the time of the Initial Vesting Event, then with respect to RSUs that have not vested as of such Initial Vesting Event under the preceding clause (b) above, vesting shall continue after the Initial Vesting Event in accordance with the Time and Service Requirement set forth in clause (a)(i) above (each subsequent vesting date, a “Subsequent Vesting Event”).
Acceleration: In addition, (1) if the Participant is subject to an Involuntary Termination (as defined below) within 12 months of the Participant’s first day of employment with the Company, then the Service-Based Requirement will be deemed satisfied as to 25% of the Total Number of RSUs as if the Participant completed one year of continuous Service, and (2) if the Participant is subject to an Involuntary Termination during the period beginning three months prior to or within 18 months after a Change in Control (as defined below), then the Service-Based Requirement will be deemed satisfied as to 100% of the Total Number of RSUs, subject in each case to the Participant executing a general release of all claims that the Participant may have against the Company or entities or persons affiliated with the Company, in the form prescribed and to be provided to the Participant by the Company no later than 5 days following the date of termination, and such release becoming effective, on or before the 60th day following the date of the Involuntary Termination and, to the extent not settled in connection with the Involuntary Termination or Change in Control, as applicable, the portion of the RSUs that is deemed to have satisfied the Service-Based Requirement shall not expire until the expiration of the RSUs; and (3) if the Participant remains employed with the Company through the closing of a Change in Control and if the successor to the Company or any affiliate of such successor does not agree to assume, substitute or otherwise continue the RSUs (and if offered new or continued employment with such acquirer or successor, the Participant does not voluntarily resign without Good Reason), then 100% of the then unvested shares underlying the RSUs shall fully vest immediately prior to, and contingent upon, the consummation of such Change in Control. As used herein:
(a)    “Cause” shall mean (i) an unauthorized use or disclosure by the Participant of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company; (ii) a material breach by the Participant of any material written agreement between the Participant and the Company, which breach causes material harm to the Company; (iii) failure by the Participant to comply with the Company’s written policies or rules, which failure causes material harm to the Company; (iv) the Participant’s conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof; (v) the Participant’s gross negligence or willful misconduct in connection with conducting (or impacting the Participant’s ability to conduct) the Participant’s job responsibilities to the Company; (vi) a willful continuing failure by the Participant to perform lawfully assigned duties from the Chief Executive Officer or the Board (other than as a result of disability) after having received written notification of such failure from the Chief Executive Officer and failing to have reasonably cured such failure within 30 days of that notice; or (vii) a failure by the Participant to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested the Participant’s cooperation, provided that, as to prongs (ii), (iii) and (vii), an event will only constitute Cause after the Participant has been given written notice of the breach or non-compliance from the Chief Executive Officer and the Participant has failed to reasonably cure those conditions, including any material harm resulting to the Company from such breach or non-compliance, within 30 days of such notice.
(b)    “Change in Control” shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity, (ii) a sale of all or substantially all of the assets of the Company, (iii) the dissolution, liquidation or winding up of the Company, or (iv) the consummation of a transaction, or series of related transactions, in which any person becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding voting securities (for clarity, if any “person” is considered to already be in effective control of the Company, the acquisition of additional control of the Company by the same person will not be considered to cause a Change in Control). The foregoing notwithstanding, neither
(A)    a merger or consolidation of the Company, (B) sale of securities under clause (iv) above nor (C) any rollup, consolidation or similar corporate transformation of any subsidiary or affiliate of the Company that may be the Participant’s employer, will constitute a “Change in Control” if immediately after such merger or consolidation a majority of the voting power of the capital stock of the continuing or surviving entity, or any direct or indirect parent corporation of such continuing or surviving entity, will be owned by the persons who were the Company’s stockholders immediately prior to such merger or consolidation in substantially the same proportions as their ownership of the voting power of the Company’s capital stock immediately prior to such merger or consolidation.
(c)    “Chief Executive Officer” shall mean the individual serving in the role of Chief Executive Officer (or, if applicable, either of the individuals serving as co-Chief Executive Officer) of the Company or, if no one is serving in the role of Chief Executive Officer or co-Chief Executive Officer, the individual serving in the role of President (or, if applicable, either of the individuals serving as co-President) of the Company.
(d)    “Good Reason” shall mean the Participant’s resignation following the occurrence of one or more of the following, without the Participant’s express written consent: (i) a material reduction of the Participant’s title, duties, authority, responsibilities or reporting relationship (including, without limitation, for clarity, a requirement that the Participant no longer report to the Chief Executive Officer or the Board) provided however that this shall not apply as a result of a change in your reporting relationship as a result of a Change in Control; (ii) a 10% or more reduction in the Participant’s base salary; (iii) a material change in the geographic location of the Participant’s primary work facility or location provided, that a relocation of less than 30 miles from its then present location will not be considered a material change in geographic location; (iv) the Company’s material breach of any obligations under any written agreement or covenant with the Participant; or (v) the Company’s failure to grant the RSUs or pay the sign-on bonus pursuant to the terms set forth in the Participant’s offer letter. Notwithstanding the foregoing, the Participant will be not entitled to resign for Good Reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within 90 days of the initial existence of the grounds for “Good Reason” and the Company’s failure to reasonably cure such grounds within a reasonable cure period of not less than 30 days following the date of such notice. In addition, the Participant’s resignation will not qualify as a resignation for “Good Reason” unless: (A) the grounds for “Good Reason” are not reasonably cured within the cure period specified in the preceding sentence; and (B) the Participant resigns within 30 days following the end of such cure period.
(e)    “Involuntary Termination” shall mean either: (i) the termination of the Participant’s employment by the Company, other than for Cause, or (ii) the Participant’s resignation for Good Reason. An Involuntary Termination will not include a termination of the Participant’s employment by reason of the Participant’s death or disability, termination of the Participant’s employment for Cause or the Participant’s resignation from employment without Good Reason.
Settlement: RSUs that vest as of the Initial Vesting Event shall be settled immediately. Settlement means the delivery of the Shares vested under an RSU. Settlement of RSUs on the Initial Vesting Event or any Subsequent Vesting Event shall be in Shares. Settlement of vested RSUs shall occur whether or not Participant is in Continuous Service Status at the time of settlement. No fractional RSUs or rights for fractional Shares shall be created pursuant to this Notice of Grant. Notwithstanding the foregoing, any RSUs that vest upon a Subsequent Vesting Event that falls within the restricted period set forth in Section 15 of the RSU Agreement shall be settled within 30 days following the expiration of such restricted period, and in all cases all RSUs shall be settled no later than the calendar year in which such Subsequent Vesting Event occurs.
Participant understands that Participant’s employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time (i.e. is “at-will”) and that nothing in this Notice of Grant, the RSU Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice of Grant is conditioned on the occurrence of an Initial Vesting Event or a Subsequent Vesting Event. Participant also understands that this Notice of Grant is subject to the terms and conditions of both the RSU Agreement and the Plan, each of which are incorporated herein by reference. Participant has read both the RSU Agreement and the Plan.
By Participant’s acceptance hereof (whether written, electronic or otherwise), Participant agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Participant accepts the electronic delivery of any documents the Company, or any third party involved in administering the Plan which the Company may designate, may deliver in connection with this grant (including the Plan, the Notice of Grant, this Agreement, any disclosures provided pursuant to Rule 701, account statements or other communications or information) whether via the Company’s intranet or the internet site of another such third party or via email, or such other means of electronic delivery specified by the Company.

By Participant’s and the Company’s acceptance hereof (in each case, whether written, electronic or otherwise), Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and the RSU Agreement.

ANNEX A
RESTRICTED STOCK UNIT AGREEMENT
ROBINHOOD MARKETS, INC.
2020 EQUITY INCENTIVE PLAN
Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Company’s 2020 Equity Incentive Plan, as amended (the “Plan”), the Notice of Restricted Stock Unit Award (“Notice of Grant”) and this Restricted Stock Unit Agreement (this “Agreement”). Unless otherwise defined herein or in the Notice of Grant, the terms defined in the Plan shall have the same defined meanings in this Agreement.
1.    No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares. As a condition to the issuance of any Shares in settlement of vested RSUs, Participant agrees to enter into a joinder to be bound by any stockholders’ agreement by and between the Company and its stockholders in force from time to time.
2.    Dividend Equivalents. Dividend equivalents, if any, shall not be credited to Participant in respect of Participant’s RSUs, except as otherwise permitted by the Committee.
3.    No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of Participant and receive any property distributable with respect to the RSUs upon the death of Participant. Any transferee who receives an interest in the RSU or the underlying Shares upon the death of Participant shall acknowledge in writing that the RSU shall continue to be subject to the restrictions set forth in this Section 3.
4.    Termination. The RSUs shall terminate on the Expiration Date or earlier as provided in this Section 4. If Participant’s service with the Company terminates for any reason, all RSUs for which vesting is no longer possible under the terms of the Notice of Grant and this Agreement shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether such termination has occurred, the Committee shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.
5.    Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice of Grant, this Agreement, and the provisions of the Plan (incorporated herein by reference). Participant (i) acknowledges receipt of a copy of each of the foregoing documents via the Platform, (ii) represents that Participant has carefully read and is familiar with their provisions and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
6.    Limitations on Transfer of Stock. In addition to any other limitation on transfer created by applicable securities laws, Participant shall not assign, encumber or dispose of any interest in the Shares issued pursuant to this Agreement except with the Company’s prior written consent and in compliance with the provisions of Sections 9 and 10 of the Plan, the Company’s then-current insider trading policy and applicable securities laws. The restrictions on transfer also include a prohibition on any short position, any “put equivalent position” or any “call equivalent position” by the RSU holder with respect to the RSU itself as well as any shares issuable upon settlement of the RSU prior to the settlement thereof until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”).
7.    Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such shares or interest subject to the provisions of this Agreement, including the transfer restrictions of Sections 3 and 6, and the transferee shall acknowledge such restrictions in writing. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
8.    Withholding of Tax. When the RSUs are vested and/or settled, the fair market value of the Shares shall be treated as income subject to withholding by the Company for income and employment taxes if Participant is or was an employee of the Company. Prior to any relevant taxable or tax withholding event, as applicable, Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account and other tax-related items related to the Participant’s participation in this Plan and legally applicable to the Participant (collectively, “Tax-Related Obligations”). In this regard, Participant authorizes the Company to withhold all applicable Tax-Related Obligations legally payable by Participant from Participant’s wages or other cash compensation paid to Participant by the Company and/or a Parent or Subsidiary of the Company. With the Company’s consent, these arrangements may also include, if permissible under local law, (i) withholding Shares that otherwise would be issued to Participant when Participant’s RSUs are settled; (ii) having the Company withhold taxes from the proceeds of the sale of the Shares, through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf and Participant hereby authorizes such sales by this authorization); (iii) Participant’s payment of a cash amount; or (iv) any other arrangement approved by the Company; all under such rules as may be established by the Committee and in compliance with the Company’s insider trading policy and 10b5-1 trading plan policy, if applicable; provided, however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be through a mandatory sale under (ii) above. Depending on the withholding method, the Company and/or a Parent or Subsidiary of the Company may withhold or account for Tax-Related Obligations by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares. In the case of withholding in Shares, the Company shall issue the net number of Shares to Participant by deducting the Shares retained for Tax-Related Obligations from the Shares issuable upon vesting. For tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Obligations.
9.    Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. The first payment thereof will include a catch-up payment covering the amount that would have otherwise been paid during the period between Participant’s termination of employment and the first payment date but for the application of this provision, and the balance of the installments (if any) will be payable in accordance with their original schedule. The occurrence of the Initial Vesting Event prior to the Expiration Date is intended to be a “substantial risk of forfeiture,” within the meaning of Section 409A, and the settlements related to the Initial Vesting Date and any Subsequent Vesting Date are each intended to be an exempt “short-term deferral,” within the meaning of Section 409A and the Company intends that its initial tax position on its tax return will be consistent with this intent absent a change in legal guidance or other circumstance. To the extent that any provision of this Agreement is ambiguous as to its compliance with Section 409A, the provision will be read in such a manner so that all payments hereunder comply with Section 409A. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
10.    Tax Consequences. Participant acknowledges that there will be tax consequences upon vesting and/or settlement of the RSUs and/or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition.
11.    Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant (including any written representations, warranties and agreements as the Committee may request of Participant for compliance with applicable laws) with all applicable foreign and US state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer. Participant may not be issued any Shares if such issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such shares.
12.    Legend on Certificates. The certificates representing the Shares issued hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, this Agreement or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of the Company’s Common Stock are listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
13.    Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
14.    Entire Agreement; Severability. The Plan and the Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof (including, without limitation, any commitment to make any other form of equity award (such as stock options) that may have been set forth in any employment offer letter or other agreement between the parties). If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
15.    Market Standoff Agreement. Participant agrees in connection with any registration of the Company’s securities under the Securities Act or other public offering that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, Participant will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-stockholders generally. Further, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news, or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, if required by the underwriters or the Company, the restrictions imposed by this Section 15 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. For purposes of this Section 15, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Participant further agrees that the underwriters of any such public offering shall be third party beneficiaries of this Section 15 and agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.
16.    No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s Continuous Service Status, for any reason, with or without cause.
17.    Information to Participants. If the Company is relying on an exemption from registration under Section 12(h)-1 of the Exchange Act and such information is required to be provided by such Section 12(h)-1, the Company shall provide the information described in Rules 701(e)(3), (4) and (5) of the Securities Act by a method allowed under Section 12(h)-1 of the Exchange Act in accordance with Section 12(h)-1 of the Exchange Act, provided, that Participant agrees to keep the information confidential.
18.    Delivery of Documents and Notices. Any document relating to participating in the Plan and/or notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery or deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the e-mail address, if any, provided for Participant by the Company or at such other address as such party may designate in writing from time to time to the other party.
19.    Choice of Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State. For purposes of any action, lawsuit or other proceedings brought to enforce this

Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Mateo County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
20.    Uncertificated Shares. Participant agrees and acknowledges that to the extent the shares issued upon settlement of the RSUs are uncertificated then all references herein to stock certificates also includes electronic or uncertificated equivalents.
* * * * * * * * * *

Stock Option Award Agreement for D. Gallagher
NOTICE OF STOCK OPTION GRANT
ROBINHOOD MARKETS, INC.
2020 EQUITY INCENTIVE PLAN
The Optionee named below (“Optionee”) has been granted an option (this “Option”) to purchase shares of Common Stock, $0.0001 par value per share (the “Common Stock”), of Robinhood Markets, Inc., a Delaware corporation (the “Company”), pursuant to the Company’s 2020 Equity Incentive Plan, as amended from time to time (the “Plan”) on the terms, and subject to the conditions, described below and in the Stock Option Agreement attached hereto as Exhibit A, including its annexes (the “Stock Option Agreement”). All references to the “Platform” in this Grant Notice (as defined below) or in the Stock Option Agreement shall be interpreted as the equity management software currently in use by the Company.

Optionee:	Daniel Gallagher
Maximum Number of Shares Subject to this Option (the “Shares”):	[●]
Exercise Price Per Share:	$10.24
Date of Grant:	July 6, 2020
Vesting Start Date:	May 12, 2020
Exercise Schedule:	This Option will become exercisable during its term with respect to portions of the Shares in accordance with the Vesting Schedule set forth below.
Expiration Date:	The date ten (10) years after the Date of Grant set forth above, subject to earlier expiration in the event of Termination as provided in Section 3 of the Stock Option Agreement.
Tax Status of Option:	[●]

Vesting Schedule:	1/4th of the shares underlying this Option shall vest when Optionee completes 12 months of continuous Service beginning with the Vesting Start Date, and an additional 1/16th of the shares underlying this Option shall vest when Optionee completes each three-month period of continuous Service thereafter. In addition, (1) if the Optionee is subject to an Involuntary Termination (as defined below) within 12 months of the Vesting Start Date, then 1/4th of the shares underlying the Option will automatically become vested and exercisable as if the Optionee completed 12 months of continuous Service, and (2) if the Optionee is subject to an Involuntary Termination during the period beginning three months prior to or within 18 months after a Change in Control (as defined below), then 100% of the shares underlying this Option will automatically become vested and exercisable, in each case, subject to the Optionee’s executing a general release of all claims that the Optionee may have against the Company or entities or persons affiliated with the Company, in the form prescribed and to be provided to the Optionee by the Company, and such release becoming effective, on or before the 60th day following the date of the Involuntary Termination. As used herein:

“Cause” shall mean (i) an unauthorized use or disclosure by the Optionee of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company; (ii) a breach by the Optionee of any agreement between the Optionee and the Company, which breach causes material harm to the Company; (iii) failure by the Optionee to comply with the Company’s written policies or rules, which failure causes material harm to the Company; (iv) the Optionee’s conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof; (v) the Optionee’s gross negligence or willful misconduct; (vi) a willful continuing failure by the Optionee to perform assigned duties after having received written notification of such failure from the Chief Executive Officer and failing to have reasonably cured such failure within 30 days of that notice; or (vii) a failure by the Optionee to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested the Optionee’s cooperation, provided that, as to prongs (ii) and (iii), an event will only constitute Cause after the Optionee has been given written notice of the breach or non-compliance from the Chief Executive Officer and the Optionee has failed to reasonably cure those conditions, including any material harm resulting to the Company from such breach or non-compliance, within 30 days of such notice.

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“Change in Control” shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity, (ii) a sale of all or substantially all of the assets of the Company, or (iii) the dissolution, liquidation or winding up of the Company. The foregoing notwithstanding, neither (A) a merger or consolidation of the Company, nor (B) any rollup, consolidation or similar corporate transformation of any subsidiary or affiliate of the Company that may be the Optionee’s employer, will constitute a “Change in Control” if immediately after such merger or consolidation a majority of the voting power of the capital stock of the continuing or surviving entity, or any direct or indirect parent corporation of such continuing or surviving entity, will be owned by the persons who were the Company’s stockholders immediately prior to such merger or consolidation in substantially the same proportions as their ownership of the voting power of the Company’s capital stock immediately prior to such merger or consolidation.

“Chief Executive Officer” shall mean the individual serving in the role of Chief Executive Officer (or, if applicable, either of the individuals serving as co-Chief Executive Officer) of the Company or, if no one is serving in the role of Chief Executive Officer or co-Chief Executive Officer, the individual serving in the role of President (or, if applicable, either of the individuals serving as co-President) of the Company.
“Involuntary Termination” means the Optionee’s termination by the Company, other than for Cause, or the Optionee’s resignation for Good Reason. An Involuntary Termination will not include a termination of the Optionee’s employment by reason of The Optionee’s death or disability, termination of the Optionee’s employment for Cause or the Optionee’s resignation from employment without Good Reason.

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“Good Reason” shall mean the Optionee’s resignation following the occurrence of one or more of the following, without the Optionee’s express written consent: (i) a material reduction of the Optionee’s duties, authority or responsibilities; (ii) a material reduction in the Optionee’s base salary (for illustrative purposes, a reduction of less than 10% of the Optionee’s base salary in any one year will not alone constitute Good Reason); (iii) a material change in the geographic location of the Optionee’s primary work facility or location provided, that a relocation of less than 30 miles from its then present location will not be considered a material change in geographic location; or (iv) the Company’s material breach of any obligations under any written agreement or covenant with the Optionee. Notwithstanding the foregoing, the Optionee will be not entitled to resign for Good Reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within 90 days of the initial existence of the grounds for “Good Reason” and the Company’s failure to reasonably cure such grounds within a reasonable cure period of not less than 30 days following the date of such notice. In addition, the Optionee’s resignation will not qualify as a resignation for “Good Reason” unless: (A) the grounds for “Good Reason” are not reasonably cured within the cure period specified in the preceding sentence; and (B) the Optionee resigns within 30 days following the end of such cure period.
In addition, in the event the Optionee resigns from his employment with the Company, other than a resignation in which the Company has grounds to terminate the Optionee’s employment for Cause, for the purpose of commencing employment with any governmental entity (a “Government Employer”) and the Optionee is required to divest all or a portion of his Company equity awards in accordance with the conflict of interest policies of the Government Employer prior to the Company’s initial public offering, the Optionee may elect to sell to the Company, and require the Company to purchase, all of the then-vested shares underlying the Option (the “Repurchase”) at a purchase price equal to the product of (i) the number of underlying shares subject to the Option multiplied by (ii) the fair market value of a share of Common Stock, as determined by the Board in accordance with the terms of the Plan, less the exercise price (the “Election Right”). The Election Right may be exercised at any time during the period commencing on the date that the Optionee is first notified by the Government Employer of the applicable divestiture requirement and ending 30 days thereafter, provided that the Optionee remains in service with the Government Employer on the date of exercise of the Election Right.

General; Agreement: By their mutual acceptance of this Option, Optionee and the Company agree that this Option is granted under and governed by this Notice of Stock Option Grant (this “Grant Notice”) and
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by the provisions of the Plan and the Stock Option Agreement. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Stock Option Agreement, as applicable. By acceptance of this Option, Optionee acknowledges receipt, via the Platform, of a copy of this Grant Notice, the Plan and the Stock Option Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their respective terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition. Optionee agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Optionee’s service status changes between full and part time status in accordance with Company policies relating to work schedules and vesting of equity awards.
Execution and Delivery: This Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Optionee accepts the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this grant (including the Plan, this Grant Notice, the Stock Option Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act (the “701 Disclosures”), account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.
ATTACHMENT:    Exhibit A – Stock Option Agreement
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EXHIBIT A
STOCK OPTION AGREEMENT
ROBINHOOD MARKETS, INC.
2020 EQUITY INCENTIVE PLAN
This Stock Option Agreement (this “Agreement”) is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Notice of Stock Option Grant attached as the facing page to this Agreement (the “Grant Notice”) by and between Robinhood Markets, Inc., a Delaware corporation (the “Company”), and the optionee named on the Grant Notice (“Optionee”). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Company’s 2020 Equity Incentive Plan, as amended from time to time (the “Plan”), or in the Grant Notice, as applicable.
1.    GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company, $0.0001 par value per share (the “Common Stock”), set forth in the Grant Notice as the Shares (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan. If designated as an Incentive Stock Option in the Grant Notice, this Option is intended to qualify as an incentive stock option (the “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), except that if on the Date of Grant Optionee is not subject to U.S. income tax, then this Option shall be a NQSO.
2.    EXERCISE PERIOD.
2.1.    Exercise Period of Option. This Option is considered to be “vested” with respect to any particular Shares when this Option is exercisable with respect to such Shares. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.
2.2.    Vesting of Option Shares. Shares with respect to which this Option is vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares with respect to which this Option is not vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”
2.3.    Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in this Agreement or the Plan.
3.    TERMINATION.
3.1.    Termination for Any Reason Except Death, Disability or Cause. Except as provided in subsection 3.2 in a case in which Optionee dies within three (3) months after Optionee is Terminated other than for Cause, if Optionee is Terminated for any reason (other than Optionee’s death or Disability or for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option to the extent that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by

Optionee no later than three (3) months after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).
3.2.    Termination Because of Death or Disability. If Optionee is Terminated because of Optionee’s death or Disability (or if Optionee dies within three (3) months of the date of Optionee’s Termination for any reason other than for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option, to the extent that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than twelve (12) months after Optionee’s Termination Date, but in no event later than the Expiration Date. Any exercise of this Option beyond (i) three (3) months after the date Optionee ceases to be an employee when Optionee’s Termination is for any reason other than Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the date Optionee ceases to be an employee when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.
3.3.    Termination for Cause. If Optionee is Terminated for Cause, then Optionee may exercise this Option, but only with respect to any Shares that are Vested Shares on Optionee’s Termination Date, and this Option shall expire on Optionee’s Termination Date, or at such later time and on such conditions as may be affirmatively determined by the Committee. On and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.
3.4.    Extension of Post Termination Exercise Periods. Following the date on which the Company’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described in Section 3.1 or Section 3.2 above the exercise of this option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this option will instead remain outstanding and not expire until the earlier of (i) the expiration date determined pursuant to Section 2.3 above or (ii) the date on which the then-vested portion of this option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after Optionee’s Termination as specified in the applicable Subsection above.
3.5.    No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.
4.    MANNER OF EXERCISE.
4.1.    Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”) and payment for the shares
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being purchased in accordance with this Agreement. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws in connection with any exercise of this Option and (iv) any other agreements required by the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.
4.2.    Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.
4.3.    Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check, Automated Clearing House (“ACH”) or wire transfer), or where permitted by law:
(a)    by cancellation of indebtedness of the Company owed to Optionee;
(b)    by surrender of shares of the Company that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;
(c)    by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;
(d)    provided that a public market for the Common Stock exists and subject to compliance with applicable law, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or
(e)    by any combination of the foregoing or any other method of payment approved by the Committee that constitutes legal consideration for the issuance of Shares.
For avoidance of uncertainty: ACH transfers that have been received by the Company into its bank account designated for receipt of such transfers shall be deemed to have been received for all purposes of this Option as of the date on which such transfers were initiated from the Optionee’s account and made irrevocable by Optionee.
4.4.    Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for foreign, federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account withholding and other tax-related items related to Optionee’s participation in the Plan and legally applicable to Optionee, including, as applicable, obligations of the Company (all the foregoing tax-related items, “Tax-Related Items”). If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the number of Shares with a Fair Market Value equal to the amount of
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taxes required to be withheld; or to arrange a mandatory “sell to cover” on Optionee’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. In case of stock withholding or a sell to cover, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares issuable upon exercise. The Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable statutory rates in Optionee’s country, including maximum applicable rates.
4.5.    Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, and subject to Section 5 below, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver electronic certificates via the Platform representing the Shares with the appropriate legends affixed thereto.
5.    COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(o) and Rule 701. Any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.
6.    NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to a testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor) or a revocable trust, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.
7.    RESTRICTIONS ON TRANSFER.
7.1.    Disposition of Shares. Optionee hereby agrees that Optionee shall make no disposition of any of the Shares (other than as permitted by this Agreement) unless and until:
(a)    Optionee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
(b)    Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;
(c)    Optionee shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable state securities laws or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable state securities laws have been taken; and
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(d)    Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable securities laws for the grant of the Option, the issuance of Shares thereunder or any other issuance of securities under the Plan.
7.2.    Restriction on Transfer. Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company’s Right of First Refusal described below, except as permitted by this Agreement.
7.3.    Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Company’s Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 8 below, to the same extent such Shares would be so subject if retained by Optionee.
8.    MARKET STANDOFF AGREEMENT. Optionee agrees that, subject to any early release provisions that apply pro rata to stockholders of the Company according to their holdings of Common Stock (determined on an as-converted into Common Stock basis), Optionee will not, for a period of up to one hundred eighty (180) days (plus up to an additional thirty five (35) days to the extent reasonably requested by the Company or such underwriter(s) to accommodate regulatory restrictions on the publication or other distribution of research reports or earnings releases by the Company, including NASD and NYSE rules) following the effective date of the registration statement filed with the SEC relating to the initial underwritten sale of Common Stock of the Company to the public under the Securities Act (the “IPO”), directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into Common Stock, except for: (i) transfers of Shares permitted under Section 9.6 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this Section 8 as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section shall only apply to the IPO. The restricted period shall in any event terminate two (2) years after the closing date of the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Optionee further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.
9.    COMPANY’S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).
9.1.    Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each
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Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.
9.2.    Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.
9.3.    Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) then the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Committee. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Committee, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.
9.4.    Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.
9.5.    Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within ninety (90) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
9.6.    Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Optionee’s lifetime by gift or on Optionee’s death by will or intestacy to any member(s) of Optionee’s “Immediate Family” (as defined below) or to a trust for the benefit of Optionee and/or member(s) of Optionee’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger, statutory consolidation of the Company with or into another corporation or corporations or a conversion of the Company into another form of legal entity (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation or the resulting entity of such conversion shall succeed to the rights of the
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Company under this Section unless the agreement of merger or consolidation or conversion expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Optionee’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Optionee or Optionee’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not Optionee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.
9.7.    Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares: (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan); (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act; or (iii) on any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act.
9.8.    Encumbrances on Shares. Optionee may grant a lien or security interest in, or pledge, hypothecate or encumber Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not adversely affect or impair the Right of First Refusal or the rights of the Company and/or its assignee(s) with respect thereto and will not apply to such Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Agreement will continue to apply to such Shares in the hands of such party and any transferee of such party.
10.    RIGHTS AS A STOCKHOLDER. Optionee shall not have any of the rights of a stockholder with respect to any Shares unless and until such Shares are issued to Optionee. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.
11.    ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares via the Platform, to surrender such certificate(s) to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) in escrow and to take all such
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actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of the Right of First Refusal.
12.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
12.1.    Legends. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the Company may become obligated to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):
(a)    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
(b)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.
(c)    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.
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12.2.    Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
12.3.    Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
13.    CERTAIN TAX CONSEQUENCES. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.
14.    GENERAL PROVISIONS.
14.1.    Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.
14.2.    Entire Agreement. The Plan, the Grant Notice and the Exercise Agreement are each incorporated herein by reference. This Agreement, the Grant Notice, the Plan and the Exercise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter.
15.    NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time an electronic confirmation of receipt is received, if delivery is by email; (iii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iv) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier. Any notice not delivered personally or by email will be sent with postage and/or other charges prepaid and properly addressed to Optionee at the last known address or facsimile number on the books of the Company, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto or, in the case of the Company, to it at its principal place of business. Notices to the Company will be marked “Attention: Chief Financial Officer.” Notices by facsimile shall be machine verified as received.
16.    NO NOTICE OF EXPIRATION DATE. Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this Option pursuant to Sections 2 and 3, regardless of whether this Option will expire at the end of its full term or on an earlier date related to Optionee’s Termination. Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this Option and for exercising this option, if at all, before it expires. This Section shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.
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17.    WAIVER OF STATUTORY INFORMATION RIGHTS. Optionee acknowledges and agrees that, upon exercise of this Option and until the first sale of the Common Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she will be deemed to have waived any rights Optionee might otherwise have had under Section 220 of the Delaware General Corporation Law (or under similar rights under other applicable law) to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in Optionee’s capacity as a stockholder and does not affect any other inspection rights Optionee may have under other law or pursuant to a written agreement with the Company.
18.    SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.
19.    GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within Delaware. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
20.    FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.
21.    TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.
22.    COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.
23.    SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.
24.    UNCERTIFICATED SHARES. Optionee agrees and acknowledges that to the extent the shares issued upon exercise of this Option are uncertificated then all references herein to stock certificates also includes electronic or uncertificated equivalents.
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Attachment: Annex A: Form of Stock Option Exercise Notice and Agreement
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